Exhibit 10.10



                                                                 EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement"), dated April 9, 2002, is by and between PC-EPhone, Inc., a Nevada corporation (the "Company"), and Process Control (Holdings) Limited, a company organized under the laws of the Republic of Ireland (the "Holder")

         WHEREAS, the Company, its Subsidiaries and the Holder are party to that certain Credit Agreement, dated as of the date hereof (the "Credit Agreement"), whereby the Company is issuing to the Holder that certain Convertible Promissory Note, dated the date hereof (the "Note"), in the maximum principal amount of $480,000; and

         WHEREAS, the Note is convertible at the option of the Holder upon or after and during the continuance of any Event of Default, or after and during the continuance of a Default pursuant to Section 7.1(c) of the Credit Agreement, into shares of the Company's common stock, par value $.001 per share (the "Common Stock"); and

         WHEREAS, the Company has agreed to grant the Holder certain registration rights in respect of any shares issued or issuable upon conversion of the Note.

         NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Definitions: Capitalized terms not otherwise defined herein have the meanings given to such terms in the Credit Agreement

          2. Registration Rights.

         2.1. Demand Registrations. Upon or at any time, or from time to time, after and during the continuance of any Event of Default, or after and during the continuance of a Default pursuant to Section 7.1(c) of the Credit Agreement, the Company shall, upon the written demand of the Holder, use its best efforts to effect the registration (a "Demand Registration") under the Securities Act of


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              such number of shares of Common Stock issuable upon conversion of the Note ("Registration Shares") then beneficially owned by the Holder as shall be indicated in a written demand sent to the Company by the Holder; provided that, if a Demand Registration is initiated by the Holder, and the Company (or any other stockholder of the Company with registration rights) then wishes to offer any of its securities in connection with the registration, no such securities may be offered by the Company or any other such stockholder unless the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the Demand Registration does not exceed the number which can efficiently be sold in the offering. Upon receipt of a written demand under this Section 2.1, the Company shall expeditiously effect the registration under the Securities Act of the Registration Shares and use its best efforts to have such registration become and remain effective as provided in Section
              2.8. The Holder shall have the right to select the underwriters for a Demand Registration, subject to the approval of such selection by the Company (which approval shall not be unreasonably withheld).

         2.2. Piggyback Registrations. (a) Upon or at any time, or from time to time, after and during the continuance of an Event of Default, or after and during the continuance of a Default pursuant to Section 7.1(c) of the Credit Agreement, if the Company proposes to register any of its equity securities under the Securities Act for sale for cash (otherwise than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), the Company shall give the Holder notice of such proposed registration at least 30 days prior to the filing of a registration statement. At the written request of the Holder delivered to the Company within 20 days after the receipt of the notice from the Company, which request shall state the number of Registration Shares that the Holder wishes to sell or distribute publicly under the registration statement proposed to be filed by the Company, the Company shall use its best efforts to register under the Securities Act such Registration Shares, and to cause such registration (a "Piggyback Registration") to become and remain effective as provided in Section 2.8.

                            (b) If a Piggyback Registration relates to an
               underwritten offering by the Company, and the managing underwriters thereof advise the Company in writing that in their opinion the number of securities requested to be included in the registration exceeds the number which can be sold in the offering, the Company may exclude from the registration all or any Registration Shares that the Holder proposes to sell on a pro rata basis by reference to the total number of Registration Shares requested to be included by the Holder.



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                            (c) If a Piggyback Registration is an underwritten
               secondary registration on behalf of holders of the Company's securities who have exercised demand registration rights and the managing underwriters thereof advise the Company in writing that in their opinion the number of securities requested to be included in the registration exceeds the number which can be sold in the offering, the Company shall first include in the registration the securities that all holders of Company securities propose to sell in proportion to the number of securities each proposes to sell. In the event that all Registration Shares that the Holder desires to sell are included in such offering, and Company then desires to participate in such a registration of Securities, the Company shall include in the registration only such number of securities the Company proposes to sell as the managing underwriter may permit.

          2.3. Indemnification by the Company. In the event of any registration of any Registration Shares of the Holder under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless the Holder, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such Registration Shares and each other Person, if any, who controls such party or any such underwriter within the meaning of
               Section 15 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such party or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Registration Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse such party and each such director, officer, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or


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               alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about such party as a stockholder of the Company furnished to the Company through an instrument duly executed by such party specifically stating it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such party or any such director, officer, controlling Person or underwriter and shall survive any transfer of the Registration Shares.

          2.4. Indemnification by Holder. The Company may require, as a condition to including any Registration Shares of the Holder in any registration statement filed pursuant to Section 2.1 or 2.2, that the Company shall have received an undertaking satisfactory to it from the Holder to indemnify and hold harmless (in the same manner and to the same extent as set forth in section 2.3) the Company, each director of the Company, each officer of the Company signing such registration statement, each Person who participates as an underwriter in the offering or sale of such Registration Shares and each other Person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about the Holder as a stockholder of the Company furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or an behalf of the Company or any such director, officer or controlling Person and shall survive the transfer by the seller of the securities of the Company being registered.


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          2.5. Notices of Claims, etc. Promptly after receipt by an
               indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.3 or 2.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its


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               obligations under Section 2.3 or 2.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          2.6. Indemnification Payments. The indemnification required by Sections 2.3 and 2.4 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          2.7. Adjustments Affecting Registration Shares. The Company shall not effect or permit to occur any combination, subdivision or other recapitalization of any of its securities that would (i) materially adversely affect the ability of the Holder to include its Registration Shares, or reduce the number of Registration Shares that the Holder would otherwise be entitled to include pursuant to this Agreement, in any registration of securities of the Company contemplated by this Agreement or (ii) materially adversely affect the marketability of such Registration Shares under any such registration.

          2.8. Registration Covenants of the Company. In the event that any Registration Shares are to be registered pursuant to Section 2.1 or 2.2, the Company covenants and agrees that it shall use its best efforts to effect the registration and cooperate in the sale of the Registration Shares to be registered and shall as expeditiously as possible:


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                            (a) (i) within 60 days prepare and file with the SEC
               a registration statement with respect to the Registration Shares (as well as any necessary amendments or supplements thereto) (a "Registration Statement") and (ii) use its best efforts to cause the Registration Statement to become effective; provided, however, that the Company may extend such 60 day period for not more than an additional 60 days if (A) such delay would relieve the Company of the obligation to include any interim financial statements in the Registration Statement or (B) the Company would be required to disclose in the Registration Statement any material nonpublic information and the Company concludes that the disclosure of such information would be inadvisable at that time;

                            (b) prior to the filing described in clause (a),
               furnish to the Holder copies of the Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof, which documents shall be subject to the review of counsel for the Holder (but not approval of such counsel except with respect to any statement in the Registration Statement which relates to the Holder);

                            (c) notify the Holder, promptly after the Company
               shall receive notice thereof, of the time when the Registration Statement becomes effective or when any amendment or supplement or any prospectus forming a part of the Registration Statement has been filed;

                            (d) notify the Holder promptly of any request by the
               SEC for the amending or supplementing of the Registration Statement or prospectus or for additional information;

                            (e) advise the Holder after the Company shall
               receive notice or otherwise obtain knowledge of the issuance of any order by the SEC suspending the effectiveness of the Registration Statement or any amendment thereto or of the initiation or threatening of any proceeding for that purpose and
               (B) promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued;

                            (f) prepare and file with the SEC such amendments
               and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective for a period of time necessary to permit the Holder to dispose of all its Registration Shares and (B) comply with the provisions of the Securities Act with respect to the disposition of all Registration Shares covered by the Registration Statement during such period in accordance with the intended methods of disposition by the Holder set forth in the Registration Statement;



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                            (g) furnish to the Holder such number of copies of
               the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including any preliminary prospectus) and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registration Shares owned by the Holder;

                            (h) use its best efforts to register or qualify such
               Registration Shares under such other securities or blue sky laws of such jurisdictions as determined by the underwriters after consultation with the Company and the Holder and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Registration Shares;

                            (i) notify the Holder, at any time when a prospectus
               relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Registration Statement would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Holder, prepare a supplement or amendment to the Registration Statement so that the Registration Statement shall not, to the Company's knowledge, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                            (j) if the Registration Shares are securities of a
               class then listed on a securities exchange, NASDAQ or quoted on the OTC Bulletin Board, cause the Registration Shares to be so listed or quoted; and if the Registration Shares are securities of a class not then listed on a securities exchange or NASDAQ or quoted on the OTC Bulletin Board, use its best efforts to facilitate the listing of the Registration Shares on a securities exchange or NASDAQ or the quotation of the Registration Shares on the OTC Bulletin Board;

                            (k) provide a transfer agent and registrar, which
               may be a single entity, for all the Registration Shares not later than the effective date of the Registration Statement;

                            (l) enter into such customary agreements (including
               an underwriting agreement in customary form) and take all such other action, if any, as the Holder or the underwriters shall reasonably request in order to expedite or facilitate the disposition of the Registration Shares;



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                            (m) make available for inspection by the Holder, any
               underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Holder or any such underwriter all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by the Holder and such Persons and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement;

                            (n) use its best efforts to cause the Registration
               Shares covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary to enable the Holder to consummate the disposition of such Registration Shares; and

                            (o) obtain a comfort letter or letters from the
               Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holder may reasonably request.

          2.9. Expenses. The Company shall pay, on behalf of the Holder, all the expenses in connection with any Demand Registration or Piggyback Registration, including all registration, filing and regulatory review fees, all fees and expenses of complying with securities or blue sky laws, all listing fees, all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants (including the expenses of comfort letters required by or incident to such performance and compliance), the reasonable fees and disbursements of any counsel retained by the Holder, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting discounts and commissions and transfer taxes, if any. In any registration, the Holder shall pay for its own underwriting discounts and commissions and transfer taxes.

         2.10. Assignment of Registration Rights. The rights of the Holder under this Agreement shall be transferable to anyone to whom the Holder transfers the Note or any Registration Shares (other than in a sale exempt from registration under the Securities Act by reason of Rule 144 under the Securities Act or a Demand Registration or a Piggyback Registration).



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         2.11. No Preferential Registration. Notwithstanding any other provision of this Agreement, if the Company grants registration rights with respect to equity securities to any other Person on terms that the Holder reasonably considers preferential to the terms of this Section 2, the Holder shall be entitled to registration rights with such preferential terms.

          3. General.

         3.1. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

          3.2. Interpretation. If any term or provision of this Agreement shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

          3.3. Amendments, Waivers and Consent. None of the terms or provisions of this Agreement may be waived, altered, modified or amended orally, but only by an agreement in writing signed by the Company or any successor or assign of the Company and the Holder or any successor or assign. No failure to exercise, nor any delay in exercising, on the part of the Holder, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

          3.4. Successors and Assigns; Transferability. This Agreement shall be binding upon the Company and its successor and assigns and shall inure to the benefit of the Holder and its successors and assigns (which shall include transferees), except that the Company may not assign or otherwise transfer any of its rights or obligations under this Agreement.



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          3.5. Notices. All notices, requests, consents and demands shall be made in the manner and to the addresses specified in the Credit Agreement.

          3.6. Non-Business Days. If any date that may at any time be specified in this Agreement as a date for the taking of any action under this Agreement shall fall on a day that is not a Business Day, then the date for the taking of that action shall be the next subsequent Business Day.

          3.7. Survival. The provisions of this Agreement shall continue in full force and effect until all Registration Shares have been sold by the Holder (or its successors and assigns) in a sale exempt from registration under the Securities Act by reason of Rule 144 under the Securities Act or a Demand Registration or a Piggyback Registration.

          3.8. Waiver of Jury Trial; Consent to Jurisdiction, etc. IN THE
               EVENT OF ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE COMPANY WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS AND CROSS-CLAIMS (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION) AND THE DEFENSES OF FORUM NON CONVENIENS OR IMPROPER VENUE. The Company hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal court located in the City of New York in connection with any legal action or proceeding arising out of or relating to this Agreement. If any term or provision of this Agreement shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

          3.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one agreement.




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     IN WITNESS WHEREOF, the undersigned have executed and delivered this
          Agreement as of the date first above written.




                                            PC-EPHONE, INC.



                                            By: /s/ David Meltzer
                                               -------------------------
                                               Name: David Meltzer
                                               Title: CEO, President, Director







                                          PROCESS CONTROL (HOLDINGS) LIMITED


                                          By:/s/ Brian Flynn
                                             ---------------------------
                                             Name: Brian Flynn
                                             Title: Director